ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES, DEATH
                           BENEFITS, AND ACCUMULATED PREMIUMS

The tables below illustrate the way the Contracts operate. They show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%. The tables are based on an initial premium of $10,000 and also show the initial Death Benefit based on that premium. The insureds are assumed to be in the standard underwriting class. Values are first given based on current Contract charges and then based on guaranteed Contract charges (See Prospectus heading "Deductions and Charges"). These tables may assist in the comparison of Death Benefits, Account Values and Cash Surrender Values for the Contracts with those under other variable life insurance contracts that may be issued by other companies.

Death Benefits, Account Values and Cash Surrender Values for a Contract would be different from the amounts shown if the actual investment return averaged 0%, 6% or 12%, but varied above and below that average for individual Contract Years. They would also be different, depending on the allocation of Account Value among the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. They would also differ if the initial premium paid were different, if additional premiums were paid, if any Contract loan or partial withdrawal were made during the period of time illustrated, or if the insured were in another risk class.

The Death Benefits, Account Values and Cash Surrender Values shown in the tables reflect the fact that: a Monthly Deduction Amount (consisting of a cost of insurance charge, tax expense charge, and an administrative expense charge) is deducted from Account Value each Monthly Activity Date and that an Annual Maintenance Fee of $35 is deducted on each Contract Anniversary from all Variable Sub-Accounts to which Account Value is allocated. The values in the tables also reflect a deduction from the Variable Account of a daily charge equal to an annual rate of 0.90% for the mortality and expense risk charge. The Cash Surrender Value shown in the tables reflect the fact that a Withdrawal Charge is imposed on withdrawals in excess of the Free Withdrawal Amount (See Prospectus heading "Deductions and Charges"). The amounts shown in the table are based on an average of the investment advisory fees and operating expenses incurred by the Portfolios, at an annual rate of .85% of the average daily net assets of the Portfolios (See Prospectus heading "Charges Against the Fund").

Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of: (-.87%, 5.13%, and 11.13%,) respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Account Values, Cash Surrender Values, and Death Benefits illustrated.

The second column of each table shows the amount that would accumulate if the initial premium of $10,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

Glenbrook Life will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, Glenbrook Life will also furnish upon request an illustration for a Contract that is not affected by the sex of the insured.




                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 65 MALE
                                        INITIAL FACE AMOUNT: $19,314

                    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.87% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500         9,662        8,812       19,314           9,475        8,625        19,314
    2              11,025         9,335        8,506       19,314           8,923        8,094        19,314
    3              11,576         9,017        8,210       19,314           8,340        7,533        19,314
    4              12,155         8,709        7,965       19,314           7,721        6,977        19,314
    5              12,763         8,410        7,773       19,314           7,057        6,420        19,314
    6              13,401         8,121        7,589       19,314           6,340        5,809        19,314
    7              14,071         7,840        7,415       19,314           5,556        5,131        19,314
    8              14,775         7,567        7,249       19,314           4,688        4,369        19,314
    9              15,513         7,303        7,091       19,314           3,718        3,506        19,314
   10              16,289         7,047        7,047       19,314           2,624        2,624        19,314
   11              17,103         6,833        6,833       19,314           1,390        1,390        19,314
   12              17,959         6,624        6,624       19,314            *            *            *
   13              18,856         6,421        6,421       19,314            *            *            *
   14              19,799         6,223        6,223       19,314            *            *            *
   15              20,789         6,030        6,030       19,314            *            *            *
   16              21,829         5,842        5,842       19,314            *            *            *
   17              22,920         5,658        5,658       19,314            *            *            *
   18              24,066         5,479        5,479       19,314            *            *            *
   19              25,270         5,305        5,305       19,314            *            *            *
   20              26,533         5,135        5,135       19,314            *            *            *
   25              33,864         4,349        4,349       19,314            *            *            *
   35              55,160         3,049        3,049       19,314            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.


        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD


                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 45 MALE
                                        INITIAL FACE AMOUNT: $39,998

                    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.13% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,249        9,399       39,998          10,172        9,322        39,998
    2              11,025        10,505        9,677       39,998          10,339        9,510        39,998
    3              11,576        10,769        9,961       39,998          10,501        9,693        39,998
    4              12,155        11,040       10,296       39,998          10,655        9,912        39,998
    5              12,763        11,319       10,681       39,998          10,802       10,165        39,998
    6              13,401        11,605       11,074       39,998          10,939       10,407        39,998
    7              14,071        11,900       11,475       39,998          11,062       10,637        39,998
    8              14,775        12,203       11,885       39,998          11,171       10,852        39,998
    9              15,513        12,515       12,303       39,998          11,260       11,048        39,998
   10              16,289        12,836       12,836       39,998          11,328       11,328        39,998
   11              17,103        13,232       13,232       39,998          11,418       11,418        39,998
   12              17,959        13,641       13,641       39,998          11,482       11,482        39,998
   13              18,856        14,064       14,064       39,998          11,519       11,519        39,998
   14              19,799        14,501       14,501       39,998          11,524       11,524        39,998
   15              20,789        14,953       14,953       39,998          11,493       11,493        39,998
   16              21,829        15,420       15,420       39,998          11,420       11,420        39,998
   17              22,920        15,903       15,903       39,998          11,297       11,297        39,998
   18              24,066        16,402       16,402       39,998          11,115       11,115        39,998
   19              25,270        16,917       16,917       39,998          10,862       10,862        39,998
   20              26,533        17,451       17,451       39,998          10,529       10,529        39,998
   25              33,864        20,396       20,396       39,998           7,149        7,149        39,998
   35              55,160        27,970       27,970       39,998            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.


        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 45 MALE
                                        INITIAL FACE AMOUNT: $39,998

                    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.87% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500         9,662        8,812       39,998           9,585        8,735        39,998
    2              11,025         9,335        8,506       39,998           9,165        8,337        39,998
    3              11,576         9,017        8,210       39,998           8,742        7,934        39,998
    4              12,155         8,709        7,965       39,998           8,312        7,568        39,998
    5              12,763         8,410        7,773       39,998           7,874        7,237        39,998
    6              13,401         8,121        7,589       39,998           7,428        6,896        39,998
    7              14,071         7,840        7,415       39,998           6,968        6,543        39,998
    8              14,775         7,567        7,249       39,998           6,493        6,174        39,998
    9              15,513         7,303        7,091       39,998           5,998        5,786        39,998
   10              16,289         7,047        7,047       39,998           5,481        5,481        39,998
   11              17,103         6,833        6,833       39,998           4,960        4,960        39,998
   12              17,959         6,624        6,624       39,998           4,408        4,408        39,998
   13              18,856         6,421        6,421       39,998           3,822        3,822        39,998
   14              19,799         6,223        6,223       39,998           3,199        3,199        39,998
   15              20,789         6,030        6,030       39,998           2,534        2,534        39,998
   16              21,829         5,842        5,842       39,998           1,821        1,821        39,998
   17              22,920         5,658        5,658       39,998           1,049        1,049        39,998
   18              24,066         5,479        5,479       39,998             211          211        39,998
   19              25,270         5,305        5,305       39,998            *            *            *
   20              26,533         5,135        5,135       39,998            *            *            *
   25              33,864         4,349        4,349       39,998            *            *            *
   35              55,160         3,049        3,049       39,998            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.


        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                            ISSUE AGE 55 FEMALE
                                        INITIAL FACE AMOUNT: $33,138

                   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.13% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,836        9,986       33,138          10,731        9,881        33,138
    2              11,025        11,745       10,916       33,138          11,527       10,698        33,138
    3              11,576        12,733       11,926       33,138          12,394       11,586        33,138
    4              12,155        13,807       13,064       33,138          13,340       12,597        33,138
    5              12,763        14,975       14,338       33,138          14,375       13,738        33,138
    6              13,401        16,245       15,713       33,138          15,506       14,975        33,138
    7              14,071        17,625       17,200       33,138          16,743       16,318        33,138
    8              14,775        19,125       18,806       33,138          18,095       17,776        33,138
    9              15,513        20,756       20,543       33,138          19,574       19,361        33,138
   10              16,289        22,529       22,529       33,138          21,195       21,195        33,138
   11              17,103        24,580       24,580       33,138          23,071       23,071        33,138
   12              17,959        26,836       26,836       33,138          25,149       25,149        33,138
   13              18,856        29,342       29,342       34,624          27,461       27,461        33,138
   14              19,799        32,093       32,093       37,549          30,028       30,028        35,133
   15              20,789        35,102       35,102       40,719          32,842       32,842        38,097
   16              21,829        38,394       38,394       44,154          35,920       35,920        41,308
   17              22,920        42,005       42,005       47,466          39,296       39,296        44,404
   18              24,066        45,967       45,967       51,023          43,000       43,000        47,730
   19              25,270        50,319       50,319       54,848          47,068       47,068        51,305
   20              26,533        55,106       55,106       58,963          51,544       51,544        55,152
   25              33,864        86,850       86,850       91,192          81,222       81,222        85,283
   35              55,160       211,093      211,093      221,647         195,362      195,362       205,130

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.


        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                            ISSUE AGE 55 FEMALE
                                        INITIAL FACE AMOUNT: $33,138

                    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.13% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,249        9,399       33,138          10,144        9,294        33,138
    2              11,025        10,505        9,677       33,138          10,283        9,454        33,138
    3              11,576        10,769        9,961       33,138          10,418        9,610        33,138
    4              12,155        11,040       10,296       33,138          10,548        9,804        33,138
    5              12,763        11,319       10,681       33,138          10,672       10,035        33,138
    6              13,401        11,605       11,074       33,138          10,788       10,257        33,138
    7              14,071        11,900       11,475       33,138          10,893       10,468        33,138
    8              14,775        12,203       11,885       33,138          10,980       10,662        33,138
    9              15,513        12,515       12,303       33,138          11,046       10,834        33,138
   10              16,289        12,836       12,836       33,138          11,086       11,086        33,138
   11              17,103        13,232       13,232       33,138          11,143       11,143        33,138
   12              17,959        13,641       13,641       33,138          11,171       11,171        33,138
   13              18,856        14,064       14,064       33,138          11,168       11,168        33,138
   14              19,799        14,501       14,501       33,138          11,132       11,132        33,138
   15              20,789        14,953       14,953       33,138          11,057       11,057        33,138
   16              21,829        15,420       15,420       33,138          10,932       10,932        33,138
   17              22,920        15,903       15,903       33,138          10,746       10,746        33,138
   18              24,066        16,402       16,402       33,138          10,479       10,479        33,138
   19              25,270        16,917       16,917       33,138          10,110       10,110        33,138
   20              26,533        17,451       17,451       33,138           9,617        9,617        33,138
   25              33,864        20,396       20,396       33,138           4,242        4,242        33,138
   35              55,160        27,970       27,970       33,138            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.


        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                            ISSUE AGE 55 FEMALE
                                        INITIAL FACE AMOUNT: $33,138

                    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.87% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500         9,662        8,812       33,138           9,557        8,707        33,138
    2              11,025         9,335        8,506       33,138           9,110        8,281        33,138
    3              11,576         9,017        8,210       33,138           8,659        7,852        33,138
    4              12,155         8,709        7,965       33,138           8,205        7,461        33,138
    5              12,763         8,410        7,773       33,138           7,745        7,108        33,138
    6              13,401         8,121        7,589       33,138           7,277        6,746        33,138
    7              14,071         7,840        7,415       33,138           6,796        6,371        33,138
    8              14,775         7,567        7,249       33,138           6,297        5,979        33,138
    9              15,513         7,303        7,091       33,138           5,774        5,561        33,138
   10              16,289         7,047        7,047       33,138           5,221        5,221        33,138
   11              17,103         6,833        6,833       33,138           4,656        4,656        33,138
   12              17,959         6,624        6,624       33,138           4,052        4,052        33,138
   13              18,856         6,421        6,421       33,138           3,409        3,409        33,138
   14              19,799         6,223        6,223       33,138           2,724        2,724        33,138
   15              20,789         6,030        6,030       33,138           1,989        1,989        33,138
   16              21,829         5,842        5,842       33,138           1,192        1,192        33,138
   17              22,920         5,658        5,658       33,138             317          317        33,138
   18              24,066         5,479        5,479       33,138            *            *            *
   19              25,270         5,305        5,305       33,138            *            *            *
   20              26,533         5,135        5,135       33,138            *            *            *
   25              33,864         4,349        4,349       33,138            *            *            *
   35              55,160         3,049        3,049       33,138            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.


        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 65 MALE
                                        INITIAL FACE AMOUNT: $19,314

                   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.13% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,836        9,986       19,314          10,655        9,805        19,314
    2              11,025        11,745       10,916       19,314          11,369       10,540        19,314
    3              11,576        12,733       11,926       19,314          12,151       11,344        19,314
    4              12,155        13,807       13,064       19,314          13,014       12,270        19,314
    5              12,763        14,975       14,338       19,314          13,972       13,335        19,314
    6              13,401        16,245       15,713       19,314          15,042       14,511        19,314
    7              14,071        17,629       17,204       19,921          16,246       15,821        19,314
    8              14,775        19,149       18,830       21,255          17,612       17,293        19,549
    9              15,513        20,813       20,601       22,687          19,139       18,927        20,862
   10              16,289        22,642       22,642       24,227          20,818       20,818        22,275
   11              17,103        24,756       24,756       25,993          22,759       22,759        23,897
   12              17,959        27,061       27,061       28,414          24,875       24,875        26,119
   13              18,856        29,575       29,575       31,054          27,183       27,183        28,542
   14              19,799        32,314       32,314       33,930          29,698       29,698        31,183
   15              20,789        35,297       35,297       37,062          32,437       32,437        34,059
   16              21,829        38,543       38,543       40,470          35,417       35,417        37,188
   17              22,920        42,076       42,076       44,180          38,656       38,656        40,589
   18              24,066        45,936       45,936       48,232          42,173       42,173        44,282
   19              25,270        50,153       50,153       52,660          45,987       45,987        48,286
   20              26,533        54,760       54,760       57,498          50,118       50,118        52,624
   25              33,864        85,040       85,040       89,292          76,344       76,344        80,162
   35              55,160       206,759      206,759      208,827         182,053      182,053       183,874

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.


        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 65 MALE
                                        INITIAL FACE AMOUNT: $19,314

                    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.13% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,249        9,399       19,314          10,065        9,215        19,314
    2              11,025        10,505        9,677       19,314          10,110        9,281        19,314
    3              11,576        10,769        9,961       19,314          10,132        9,325        19,314
    4              12,155        11,040       10,296       19,314          10,129        9,386        19,314
    5              12,763        11,319       10,681       19,314          10,096        9,459        19,314
    6              13,401        11,605       11,074       19,314          10,026        9,495        19,314
    7              14,071        11,900       11,475       19,314           9,911        9,486        19,314
    8              14,775        12,203       11,885       19,314           9,741        9,423        19,314
    9              15,513        12,515       12,303       19,314           9,503        9,291        19,314
   10              16,289        12,836       12,836       19,314           9,183        9,183        19,314
   11              17,103        13,232       13,232       19,314           8,802        8,802        19,314
   12              17,959        13,641       13,641       19,314           8,306        8,306        19,314
   13              18,856        14,064       14,064       19,314           7,672        7,672        19,314
   14              19,799        14,501       14,501       19,314           6,869        6,869        19,314
   15              20,789        14,953       14,953       19,314           5,857        5,857        19,314
   16              21,829        15,420       15,420       19,314           4,579        4,579        19,314
   17              22,920        15,903       15,903       19,314           2,957        2,957        19,314
   18              24,066        16,402       16,402       19,314             880          880        19,314
   19              25,270        16,917       16,917       19,314            *            *            *
   20              26,533        17,451       17,451       19,314            *            *            *
   25              33,864        20,396       20,396       21,416            *            *            *
   35              55,160        28,132       28,132       28,413            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.


        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                     GLENBROOK LIFE AND ANNUITY COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 65 MALE
                                        INITIAL FACE AMOUNT: $19,314

                    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.87% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500         9,662        8,812       19,314           9,475        8,625        19,314
    2              11,025         9,335        8,506       19,314           8,923        8,094        19,314
    3              11,576         9,017        8,210       19,314           8,340        7,533        19,314
    4              12,155         8,709        7,965       19,314           7,721        6,977        19,314
    5              12,763         8,410        7,773       19,314           7,057        6,420        19,314
    6              13,401         8,121        7,589       19,314           6,340        5,809        19,314
    7              14,071         7,840        7,415       19,314           5,556        5,131        19,314
    8              14,775         7,567        7,249       19,314           4,688        4,369        19,314
    9              15,513         7,303        7,091       19,314           3,718        3,506        19,314
   10              16,289         7,047        7,047       19,314           2,624        2,624        19,314
   11              17,103         6,833        6,833       19,314           1,390        1,390        19,314
   12              17,959         6,624        6,624       19,314            *            *            *
   13              18,856         6,421        6,421       19,314            *            *            *
   14              19,799         6,223        6,223       19,314            *            *            *
   15              20,789         6,030        6,030       19,314            *            *            *
   16              21,829         5,842        5,842       19,314            *            *            *
   17              22,920         5,658        5,658       19,314            *            *            *
   18              24,066         5,479        5,479       19,314            *            *            *
   19              25,270         5,305        5,305       19,314            *            *            *
   20              26,533         5,135        5,135       19,314            *            *            *
   25              33,864         4,349        4,349       19,314            *            *            *
   35              55,160         3,049        3,049       19,314            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.


        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                                JOINT LIFE OPTION
                           $10,000.00 INITIAL PREMIUM
                 ISSUE AGE 55 MALE / 55 FEMALE - STANDARD CLASS
                          $43,779 INITIAL DEATH BENEFIT

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.13% NET)

                         Non-guaranteed illustrated values                 Non-guaranteed illustrated values
                        using Current Charges                            using Guaranteed Charges
  End of                               Cash          Net                                  Cash          Net
 Contract               Account      Surrender      Death                  Account      Surrender      Death
   Year                  Value         Value       Benefit                     Value         Value    Benefit

          1                 10,904        10,054       43,779                  10,904        10,054       43,779
          2                 11,888        11,059       43,779                  11,888        11,059       43,779
          3                 12,957        12,149       43,779                  12,957        12,149       43,779
          4                 14,119        13,375       43,779                  14,119        13,375       43,779
          5                 15,382        14,745       43,779                  15,382        14,745       43,779

          6                 16,756        16,224       43,779                  16,756        16,224       43,779
          7                 18,249        17,824       43,779                  18,249        17,824       43,779
          8                 19,872        19,553       43,779                  19,872        19,553       43,779
          9                 21,636        21,424       43,779                  21,636        21,424       43,779
         10                 23,556        23,556       43,779                  23,556        23,556       43,779

         15                 36,879        36,879       43,779                  36,879        36,879       43,779

         20                 58,275        58,275       62,355                  58,275        58,275       62,355

         25                 92,124        92,124       96,730                  92,124        92,124       96,730

         30                144,270       144,270      151,483                 144,270       144,270      151,483

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.








                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                                JOINT LIFE OPTION
                           $10,000.00 INITIAL PREMIUM
                 ISSUE AGE 55 MALE / 55 FEMALE - STANDARD CLASS
                          $43,779 INITIAL DEATH BENEFIT

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.13% NET)

                      Non-guaranteed illustrated values           Non-guaranteed illustrated values
                      using Current Charges                           using Guaranteed Charges
  End of                            Cash        Net                             Cash        Net
 Contract              Account   Surrender     Death               Account    Surrender    Death
   Year                 Value      Value      Benefit                   Value      Value  Benefit

          1               10,314      9,464      43,779               10,314       9,464     43,779
          2               10,632      9,803      43,779               10,632       9,803     43,779
          3               10,954     10,147      43,779               10,954      10,147     43,779
          4               11,279     10,536      43,779               11,279      10,536     43,779
          5               11,607     10,969      43,779               11,607      10,969     43,779

          6               11,934     11,403      43,779               11,934      11,403     43,779
          7               12,259     11,834      43,779               12,259      11,834     43,779
          8               12,580     12,261      43,779               12,580      12,261     43,779
          9               12,903     12,690      43,779               12,893      12,680     43,779
         10               13,234     13,234      43,779               13,193      13,193     43,779

         15               15,423     15,423      43,779               14,658      14,658     43,779

         20               18,005     18,005      43,779               14,875      14,875     43,779

         25               21,051     21,051      43,779               11,295      11,295     43,779

         30               24,643     24,643      43,779                    -           -          -

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.






                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                                JOINT LIFE OPTION
                           $10,000.00 INITIAL PREMIUM
                 ISSUE AGE 55 MALE / 55 FEMALE - STANDARD CLASS
                          $43,779 INITIAL DEATH BENEFIT

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.87% NET)

                      Non-guaranteed illustrated values         Non-guaranteed illustrated values
                      using Current Charges                        using Guaranteed Charges
  End of                          Cash        Net                           Cash       Net
 Contract              Account  Surrender    Death               Account  Surrender   Death
   Year                 Value     Value     Benefit                   Value     ValueBenefit

          1               9,723     8,873      43,779               9,723     8,873     43,779
          2               9,446     8,617      43,779               9,446     8,617     43,779
          3               9,169     8,361      43,779               9,169     8,361     43,779
          4               8,889     8,145      43,779               8,889     8,145     43,779
          5               8,605     7,968      43,779               8,605     7,968     43,779

          6               8,315     7,784      43,779               8,315     7,784     43,779
          7               8,029     7,604      43,779               8,017     7,592     43,779
          8               7,751     7,432      43,779               7,707     7,389     43,779
          9               7,481     7,268      43,779               7,381     7,169     43,779
         10               7,219     7,219      43,779               7,034     7,034     43,779

         15               6,181     6,181      43,779               4,902     4,902     43,779

         20               5,268     5,268      43,779                 887       887     43,779

         25               4,466     4,466      43,779                   -         -          -

         30               3,760     3,760      43,779                   -         -          -

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.






                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                                JOINT LIFE OPTION
                           $10,000.00 INITIAL PREMIUM
                 ISSUE AGE 65 MALE / 65 FEMALE - STANDARD CLASS
                          $27,688 INITIAL DEATH BENEFIT

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.13% NET)

                       Non-guaranteed illustrated values               Non-guaranteed illustrated values
                       using Current Charges                         using Guaranteed Charges
  End of                              Cash         Net                               Cash         Net
 Contract               Account    Surrender      Death                Account     Surrender     Death
   Year                  Value       Value       Benefit                   Value        Value   Benefit

          1                10,900       10,050      27,688                 10,900      10,050       27,688
          2                11,868       11,040      27,688                 11,868      11,040       27,688
          3                12,912       12,105      27,688                 12,912      12,105       27,688
          4                14,037       13,293      27,688                 14,037      13,293       27,688
          5                15,252       14,614      27,688                 15,252      14,614       27,688

          6                16,566       16,034      27,688                 16,566      16,034       27,688
          7                17,989       17,564      27,688                 17,989      17,564       27,688
          8                19,536       19,217      27,688                 19,536      19,217       27,688
          9                21,224       21,011      27,688                 21,224      21,011       27,688
         10                23,075       23,075      27,688                 23,075      23,075       27,688

         15                36,290       36,290      38,105                 36,290      36,290       38,105

         20                56,752       56,752      59,590                 56,752      56,752       59,590

         25                88,142       88,142      92,549                 87,329      87,329       91,695

         30               137,389      137,389     138,762                134,853     134,853      136,202

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.






                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                                JOINT LIFE OPTION
                           $10,000.00 INITIAL PREMIUM
                 ISSUE AGE 65 MALE / 65 FEMALE - STANDARD CLASS
                          $27,688 INITIAL DEATH BENEFIT

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.13% NET)

                      Non-guaranteed illustrated values           Non-guaranteed illustrated values
                      using Current Charges                           using Guaranteed Charges
  End of                            Cash        Net                             Cash        Net
 Contract              Account   Surrender     Death               Account    Surrender    Death
   Year                 Value      Value      Benefit                   Value      Value  Benefit

          1               10,309      9,459      27,688               10,309       9,459     27,688
          2               10,613      9,784      27,688               10,613       9,784     27,688
          3               10,908     10,101      27,688               10,908      10,101     27,688
          4               11,193     10,449      27,688               11,193      10,449     27,688
          5               11,476     10,838      27,688               11,463      10,825     27,688

          6               11,767     11,236      27,688               11,714      11,183     27,688
          7               12,066     11,641      27,688               11,941      11,516     27,688
          8               12,374     12,055      27,688               12,135      11,816     27,688
          9               12,691     12,478      27,688               12,287      12,075     27,688
         10               13,016     13,016      27,688               12,386      12,386     27,688

         15               15,166     15,166      27,688               11,898      11,898     27,688

         20               17,702     17,702      27,688                6,697       6,697     27,688

         25               20,693     20,693      27,688                    -           -          -

         30               24,221     24,221      27,688                    -           -          -

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.






                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                                JOINT LIFE OPTION
                           $10,000.00 INITIAL PREMIUM
                 ISSUE AGE 65 MALE / 65 FEMALE - STANDARD CLASS
                          $27,688 INITIAL DEATH BENEFIT

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.87% NET)

                      Non-guaranteed illustrated values         Non-guaranteed illustrated values
                      using Current Charges                        using Guaranteed Charges
  End of                          Cash        Net                           Cash       Net
 Contract              Account  Surrender    Death               Account  Surrender   Death
   Year                 Value     Value     Benefit                   Value     ValueBenefit

          1               9,718     8,868      27,688               9,718     8,868     27,688
          2               9,427     8,598      27,688               9,427     8,598     27,688
          3               9,121     8,314      27,688               9,121     8,314     27,688
          4               8,810     8,067      27,688               8,799     8,055     27,688
          5               8,509     7,871      27,688               8,454     7,816     27,688

          6               8,216     7,685      27,688               8,080     7,549     27,688
          7               7,932     7,507      27,688               7,671     7,246     27,688
          8               7,657     7,338      27,688               7,214     6,895     27,688
          9               7,390     7,178      27,688               6,696     6,484     27,688
         10               7,131     7,131      27,688               6,102     6,102     27,688

         15               6,104     6,104      27,688               1,329     1,329     27,688

         20               5,200     5,200      27,688                   -         -          -

         25               4,406     4,406      27,688                   -         -          -

         30               3,708     3,708      27,688                   -         -          -

       Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.
